Page 1 presenting at the DA Davidson 17 th Annual Financial Services Conference Denver, Colorado May 12-13, 2015 Exhibit 99.1

First Interstate BancSystem
Safe Harbor
This presentation contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Rule 175 promulgated thereunder, and Section 21E of the Securities Exchange Act of 1934, as
amended, and Rule 3b-6 promulgated thereunder, that involve inherent risks and uncertainties. Any statements about our plans, objectives, expectations, strategies, beliefs, or future performance or events constitute forward-looking statements. Forward-looking statements involve known and unknown risks, uncertainties, assumptions, estimates and other important factors that could cause actual results to differ materially from any results, performance or events expressed or implied by such forward-looking statements. Such forward-looking statements include but are not limited to statements about revenues, income from the origination and sale of loans, net interest margin, quarterly provisions for loan losses, non-interest expense, loan growth, non-performing assets and net charge-off of loans and other statements that are not historical facts. These forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially from those projected, including but not limited to the following: the factors described in our Form 10-K and subsequent filings with the Securities and Exchange Commission (“SEC”), including under the sections entitled “Risk Factors”. The risk factors described in Forms 10-K are not necessarily all of the important factors that could cause our actual results, performance or achievements to differ materially from those expressed in or implied by any of the forward-looking statement contained in this presentation. Other unknown or unpredictable factors also could affect our results.
All forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the cautionary statements set forth above. Forward-looking statements speak only as of the date they are made and we do not undertake or assume any obligation to update publicly any of these statements to reflect actual results, new information or future events, changes in assumptions or changes in other factors affecting forward-looking statements, except to the extent required by applicable laws. If we update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements.

Why invest in First Interstate BancSystem?
Committed to increasing Shareholder Value
Long Track Record of Profitability
Low-Cost Core Deposit Funding
Conservative Credit Strategy which Limits Exposure to
Large Losses
Diversified Customer Base tempers Economic Volatility
Significant Market Share provides Leverage in Pricing
Growth Opportunities
First Interstate BancSystem

150
100
50
0
-50
Total Return (%)
Jul 2010
Jan 2011
Jul 2011
Jan 2012
Jul 2012
Jan 2013
Jul 2013
Jan 2014
Jul 2014
Jan 2015

First Interstate BancSystem Total Return to Shareholders Page 4 Since the IPO in March 2010 over 100% increase in shareholder value

Organic Growth
Strategic M&A
Stock Repurchases
Dividends
Special
Dividends

First Interstate BancSystem Maximizing Shareholder Value Page 5 Management’s priority is to achieve growth through:

Total Risk Based Capital
Tier 1 Risk Based Capital
Tangible Common to Tangible Assets
18%
16%
14%
12%
10%
8%
6%
4%
2%
0%
15.43%
13.94%
8.39%
Q1 2014
Q2 2014
Q3 2014
Q4 2014
Q1 2015

First Interstate BancSystem Strong Capital allows Growth Page 6

First Interstate BancSystem Page 7 Our History: Strong Earnings Performance and Stable Balance Sheet First Interstate BancSystem

17% Growth
Over Q1 2014
$40,000
$36,000
$32,000
$28,000
$24,000
$20,000
$16,000
$12,000
$8,000
$4,000
$0
$27,904
$32,585
Q1 2014
Q2 2014
Q3 2014
Q4 2014
Q1 2015

First Interstate BancSystem Core Pre-tax Pre-Provision Income exclusive of acquisition and litigation costs Page 8 (in thousands)

$0.54
$0.52
$0.50
$0.48
$0.46
$0.44
$0.42
$0.40
$0.48
$0.48
$0.49
$0.53
$0.46
Q1 2014
Q2 2014
Q3 2014
Q4 2014
Q1 2015

First Interstate BancSystem Core Earnings Per Share exclusive of acquisition and litigation costs Page 9

11.50%
10.00%
8.50%
7.00%
5.50%
4.00%
9.38%
9.40%
Q1 2014
Q2 2014
Q3 2014
Q4 2014
Q1 2015
Return on Average Equity
Core Return on Average Equity

1.20%
1.10%
1.00%
0.90%
0.80%
0.70%
0.60%
1.00%
1.00%
Q1 2014
Q2 2014
Q3 2014
Q4 2014
Q1 2015
Return on Average Assets
Core Return on Avergage Assets

First Interstate BancSystem Stable Earnings Ratios Page 10 Annualized Return on Avg. Common Equity Annualized Return on Avg. Assets

120%
100%
80%
60%
40%
20%
0%
Q1 2014
Q2 2014
Q3 2014
Q4 2014
Q1 2015
Other
Municipal
MBS
CMO's
Agencies

First Interstate BancSystem
Low-risk Investment Portfolio
Effective Duration of
the portfolio is 2.61
years
Average yield of the
portfolio is 1.70%
Strategy:  Maintain
short duration with
minimal credit risk
and an emphasis on
stable cash flows
and extension risk
mitigation.

$2.3 Billion
(as of 3/30/15)

[CATEGORY NAME]
2.6%
Commercial
15.3%
Commercial RE
33.9%
[CATEGORY NAME]
15.7%
RE Held for Sale
1.1%
Agriculture RE
3.2%
Residential RE
20.2%
Construction RE
8.2%

(As of 3/31/2015)

First Interstate BancSystem

Diversified Loan Portfolio
$4.9 Billion in Loans $4.9 Billion in Loans
Loan growth
12.9% year over year, including the
acquisition of Mountain West Bank
4.6% year over year organic growth
Positive economic indicators
Low unemployment
Increasing demand
Strong indirect lending network
Conservative credit practices
In-house limit of $15 Million versus
legal lending limit over $90 Million

Non-Performing Assets
$140
$120
$100
$80
$60
$40
$20
$-
$94
Q1 2013
Q2 2013
Q3 2013
Q4 2013
Q1 2014
Q2 2014
Q3 2014
Q4 2014
Q1 2015

Criticized Loans
$450,000
$375,000
$300,000
$225,000
$150,000
$75,000
$-
$334,855
Q1 2013
Q2 2013
Q3 2013
Q4 2013
Q1 2014
Q2 2014
Q3 2014
Q4 2014
Q1 2015

Classified Loans
$250,000
$200,000
$150,000
$100,000
$50,000
$-
$194,363
Q1 2013
Q2 2013
Q3 2013
Q4 2013
Q1 2014
Q2 2014
Q3 2014
Q4 2014
Q1 2015

Returning to a Normalized Credit Environment (In thousands) 1.11% of Total Assets First Interstate BancSystem Page 13

CDs>100k
Demand Non-Interest Bearing
Time Other
7%
26%
10%
Savings
26%
31%
Demand Interest Bearing

$7.0 Billion in Deposits

First Interstate BancSystem Strong Core Deposit Base First Interstate BancSystem Page 14 (as of 3/31/2015) Low Cost of Funds 24 basis points

First Interstate BancSystem Page 15 Growth Strategy First Interstate BancSystem

MONTANA
WYOMING
SOUTH DAKOTA
Great Falls
Missoula
Helena
Hamilton
Bozeman
Livingston
Billings
Hardin
Colstrip
Lame Deer
Miles City
Red Lodge
Sheridan
Buffalo
Gillette
Jackson
Riverton
Lander
Casper
Laramie
Cheyenne
Belle Fourche
Spearfish
Sturgis
Deadwood
Rapid City
Hill City
Custer
Hot Springs
Edgemont
New Underwood
Wall
Big Horn Mountains

Our Territory

Page 16 A Unique Footprint

First Interstate BancSystem
Diversified Industries soften impact of Economic Volatility
Agriculture
Cattle
Crops

Energy
Oil and Natural Gas
Greater Williston Basin Area
Bakken formation
Powder River Basin
Coal
MT Ranked #1 and WY ranked #3 in demonstrated Coal Reserves
WY Ranked #1 in Production
Wind
MT, WY and SD in the top 10 for potential wind energy development
MT has the fastest national growth rate for wind energy

First Interstate BancSystem
Tourism
Glacier National Park, MT
Yellowstone National Park, WY
Major National Parks
Summer/Winter Opportunities
Mount Rushmore, SD

Healthcare
Aging population base
Regional healthcare centers
Veterans Administration healthcare
Military /Government
Ellsworth Air Force Base, SD
Malmstrom Air Force Base, MT
F.E. Warren Air Force Base, WY
B1B Lancer,
Ellsworth Air Force Base

MT 4.1%, Ranked 12th
WY 4.1%, Ranked 13th
SD 3.5%, Ranked 4th
0% to 3%
3% to 5%
5% to 6%
6% to 7%
7% or more
Best 5 Sates
1 Nebraska 2.6%
2 North Dakota 3.1%
3 Utah 3.4%
4 South Dakota 3.5%
5 Minnesota 3.7%
Worst 5 States
50 Nevada 7.1%
49 Mississippi 6.8%
48 South Carolina 6.7%
47 West Virginia 6.6%
46 Louisiana 6.6%
Source: Bureau of Labour Statistics
Data as of: 3/31/2015

First Interstate BancSystem Low Unemployment allows room for expansion Page 19

(As of 3/31/2015)

South Dakota
11%
Montana
36%
53%
Wyoming

Allocation of $7.0 Billion in Deposits

First Interstate BancSystem
Market Share – a “sweet spot”
First Interstate BancSystem
(June 30, 2014)
Locations Market Share*
Riverton, WY 44%
Sheridan, WY 40%
Laramie, WY 33%
Missoula, MT 31%
Gillette, WY 30%
Casper, WY 27%
Billings, MT 23%
Great Falls, MT 23%
Helena, MT 23%
Spearfish, SD 21%
Jackson, WY-ID 17%
Bozeman, MT 16%
Kalispell, MT 13%
Cheyenne, WY 8%
Rapid City, SD 7%

* The market share percentages are per the FDIC, adjusted for credit union deposits within each community, including deposits attributable to the Mountain West Bank acquisition.
Market share allows us to influence cost of funds and still leaves room for growth:

30% of Total Revenue Q1 2015

Other Income 11%
Home Loans 21%
Service Charges 14%
Wealth Management 18%
Other Service Charges, Commissions and Fees 36%

First Interstate BancSystem

Delivering what the Customer Needs:
Wealth Management
AUM - $4.6 Billion and growing
Bakken influence creating wealth
Wealth advisors positioned across our
footprint
Mortgage Lending
Strong purchase activity within our
markets
Ability to expand our market share
Recently opened a mortgage office in
Sioux Falls, SD
Payment Services
Focused strategy to increase business
card usage
Local reward program attracts personal
card usage
Non-Interest Income Strategy for Growth

Understand the needs of our customers and offer delivery channels to meet those needs.
Allow banking to happen in the palm of your hand.
Embracing technology will allow us to rationalize our footprint.

First Interstate BancSystem Moving forward Page 22 Customer Centric Technology Expectations Reduce Bricks and Mortar Becoming flexible and responsive to the changing environment

Why invest in First Interstate BancSystem?  Because we’re:
Committed to increasing Shareholder Value
Have a Long Track Record of Profitability
Provide Low-Cost Core Deposit Funding
Our Conservative Credit Strategy Limits Exposure to
Large Losses
We have a Diversified Customer Base that tempers
Economic Volatility
Our Significant Market Share provides Leverage
There are Great Growth Opportunities
First Interstate BancSystem

First Interstate BancSystem Page 24 Appendix First Interstate BancSystem

First Interstate BancSystem
Long Term History with Solid Performance
Company Snap Shot
Headquartered in Billings, MT with 80 banking offices across
Montana, Wyoming and South Dakota.
Total Assets of $8.5 Billion; Total Loans of $4.9 Billion.
Regional bank offering retail and commercial banking, along
with wealth management, cash management, credit card
and mortgage services.
NASDAQ:  FIBK                            Market Cap: $1.3B
Company Performance
Q1 2015 net income to common shareholders of $21.0
million, or $0.46 per share;
Pre-tax, Pre-Provision net income of $32.5 million, a 16.5%
increase from Q1 2014.
Recently announced 25% increase in dividend to $.20 per
share.
Continued improvement in credit quality trends

First Interstate BancSystem
Balance Sheet

2015 2014 2014 2014 2014
BALANCE SHEET SUMMARIES 31-Mar 31-Dec 30-Sep 30-Jun 31-Mar
Assets:
Cash and cash equivalents
$ 637,803 $ 798,670 $ 819,963 $ 503,648 $ 610,531
Investment securities 2,340,904 2,287,110 2,169,774 2,093,985 2,095,088
Total loans 4,927,306 4,897,443 4,854,382 4,506,362 4,364,838
Less allowance for loan losses 75,336 74,200 74,231 78,266 81,371
Net loans 4,851,970 4,823,243 4,780,151 4,428,096 4,283,467
Premises and equipment, net 192,748 195,212 207,181 180,341 179,942
Goodwill and intangible assets (excluding mortgage servicing rights) 216,815 218,870 218,799 187,502 187,858
Company owned life insurance 154,741 153,821 152,761 138,899 138,027
Other real estate owned, net 15,134 13,554 18,496 16,425 16,594
Mortgage servicing rights, net 14,093 14,038 13,894 13,443 13,474
Other assets 104,334 105,418 100,333 89,040 92,844
Total assets $ 8,528,542 $ 8,609,936 $ 8,481,352 $ 7,651,379 $ 7,617,825
Liabilities and stockholders' equity:
Deposits:
Non-interest bearing $ 1,757,664 $ 1,791,364 $ 1,637,151 $ 1,533,484 $ 1,458,460
Interest bearing 5,210,495 5,214,848 5,322,348 4,645,558 4,676,677
Total deposits 6,968,159 7,006,212 6,959,499 6,179,042 6,135,137
Securities sold under repurchase agreements 462,073 502,250 432,478 462,985 488,898
Accounts payable, accrued expenses and other  liabilities 58,335 72,006 63,713 51,456 48,770
Long-term debt 43,048 38,067 36,882 36,893 36,905
Subordinated debentures held by subsidiary trusts 82,477 82,477 102,916 82,477 82,477
Total liabilities 7,614,092 7,701,012 7,595,488 6,812,853 6,792,187
Stockholders' equity:
Common stock 310,544 323,596 321,132 283,697 286,553
Retained earnings 599,727 587,862 572,362 560,469 546,444
Accumulated other comprehensive income (loss) 4,179 (2534) (7630) (5640) (7359)
Total stockholders' equity 914,450 908,924 885,864 838,526 825,638
Total liabilities and stockholders' equity $ 8,528,542 $ 8,609,936 $ 8,481,352 $ 7,651,379 $ 7,617,825

First Interstate BancSystem
Income Statement

2015
2014
INCOME STATEMENT SUMMARIES
1st Qtr 4th Qtr 3rd Qtr 2nd Qtr 1st Qtr
Net interest income $ 64,325 $ 65,516 $ 65,082 $ 59,727 $ 58,136
Net interest income on a fully-taxable equivalent ("FTE")
basis 65,381 66,585 66,129 60,806 59,243
Provision for loan losses 1,095 118 261 (2,001) (5,000)
Non-interest income:
Other service charges, commissions and fees 9,867 11,429 10,458 9,699 9,156
Income from the origination and sale of loans 5,906 5,554 7,346 6,380 4,660
Wealth management revenues 4,937 4,775 5,157 4,609 4,455
Service charges on deposit accounts 3,944 4,432 4,331 3,929 3,875
Investment securities gains (losses), net 6 (19) (8) 17 71
Other income 3,122 5,190 2,079 1,937 1,889
Total non-interest income 27,782 31,361 29,363 26,571 24,106
Non-interest expense:
Salaries and wages 25,349 23,717 25,914 24,440 22,442
Employee benefits 7,780 6,812 7,841 7,164 8,313
Occupancy, net 4,492 4,770 4,534 4,253 4,239
Furniture and equipment 3,793 4,120 3,338 3,157 3,201
Outsourced technology services 2,463 2,468 2,346 2,309 2,300
Other real estate owned income, net (61) (61) (58) (134) (19)
Core deposit intangible amortization 854 855 688 354 354
Non-core expenses 70 2,368 5,052 597 —
Other expenses 14,852 16,604 15,303 13,780 13,508
Total non-interest expense 59,592 61,653 64,958 55,920 54,338
Income before taxes 31,420 35,106 29,226 32,379 32,904
Income taxes 10,440 12,330 10,071 11,302 11,511
Net income $ 20,980 $ 22,776 $ 19,155 $ 21,077 $ 21,393
Core net income** $ 21,020 $ 24,260 $ 22,302 $ 21,438 $ 21,349

First Interstate BancSystem
Performance Metrics

PER COMMON SHARE DATA
Net income - basic $ 0.46 $ 0.50 $ 0.43 $ 0.48 $ 0.49
Net income - diluted 0.46 0.49 0.42 0.47 0.48
Core net income - diluted 0.46 0.53 0.49 0.48 0.48
Cash dividend paid 0.20 0.16 0.16 0.16 0.16
Book value at period end 20.13 19.85 19.40 18.95 18.60
Tangible book value at period end** 15.36 15.07 14.61 14.71 14.37
OUTSTANDING COMMON SHARES
At period-end 45,429,468 45,788,415 45,672,922 44,255,012 44,390,095
Weighted-average shares - basic 45,378,230 45,485,548 44,911,858 44,044,260 43,997,815
Weighted-average shares - diluted 45,840,191 46,037,344 45,460,288 44,575,963 44,620,776
SELECTED ANNUALIZED RATIOS
Return on average assets 1.00% 1.05% 0.93% 1.12% 1.16%
Core return on average assets** 1.00 1.12 1.09 1.14 1.16
Return on average common equity 9.38 10.09 8.55 10.18 10.74
Core return on average common equity** 9.40 10.75 9.96 10.36 10.72
Return on average tangible common equity** 12.35 13.34 11.17 13.16 14.00
Net FTE interest income to average earning assets 3.43 3.38 3.55 3.54 3.52

First Interstate BancSystem
Asset Quality

2015 2014
ASSET QUALITY Mar 31 Dec 31 Sep  30 Jun  30 Mar 31
Allowance for loan losses $ 75,336 $ 74,200 $ 74,231 $ 78,266 $ 81,371
As a percentage of period-end loans 1.53% 1.52% 1.53% 1.74% 1.86%
Net charge-offs (recoveries) during quarter $ (41) $ 149 $ 4,296 $ 1,104 $ (1,032)
Annualized as a percentage of average loans 0.00% 0.01% 0.36% 0.10% (0.10)%
Non-performing assets:
Non-accrual loans $ 73,941 $ 62,182 $ 71,915 $ 79,166 $ 88,114
Accruing loans past due 90 days or more 5,175 2,576 1,348 1,494 1,664
Total non-performing loans 79,116 64,758 73,263 80,660 89,778
Other real estate owned 15,134 13,554 18,496 16,425 16,594
Total non-performing assets 94,250 78,312 91,759 97,085 106,372
As a percentage of:
Total loans and OREO 1.91% 1.59% 1.88% 2.15% 2.43%
Total assets 1.11% 0.91% 1.08% 1.27% 1.40%